SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): January 5, 1999


                              VALLEY SYSTEMS, INC.
               (Exact name of registrant as specified in charter)



        Delaware                        0-19343              34-1493345
(State or other jurisdiction of (Commission File Number)   (IRS Employer
      incorporation                                      Identification No.)




       11580 Lafayette Drive, NW
          Canal Fulton, Ohio                                     44614
    (Address of principal executive                           (Zip Code)
               offices)



        Registrant's telephone number including area code (404) 888-2750



  (Former name or former address, if changed since last report) Not Applicable

ITEM 2. DISPOSITION OF ASSETS

     On January 5, 1999, Valley Systems, Inc. (the "Company") completed the sale of substantially all of its operating assets and the operating assets of its wholly-owned subsidiary, Valley Systems of Ohio, Inc. ("VSO") to HydroChem Industrial Services, Inc. ("HydroChem"), pursuant to a Second Amended and Restated Asset Purchase Agreement, dated as of September 8, 1998, among the Company, VSO and HydroChem (the "Purchase Agreement").

     Pursuant to the Purchase Agreement, the purchase price paid by HydroChem was approximately $29.8 million, plus the assumption of the Company's bank debt and certain other liabilities. At closing, $25.8 million was payable immediately, with the balance of $4 million deposited into an escrow account. Portions of the escrowed funds are to be held in the escrow account for up to three years following the closing of the transaction. After all escrowed funds have been released and distributed to the Company or HydroChem, the Company will dissolve and cease its corporate existence and will distribute all remaining funds to its shareholders. The consideration paid to acquire the operating assets of the Company and VSO was determined as a result of arm's-length negotiation between unrelated parties.

     The description of the Purchase Agreement contained herein is qualified in its entirety by reference to the Purchase Agreement dated as of September 8, 1998, among the Company, VSO and HydroChem which is incorporated herein by reference to Appendix A of the Company's Definitive Information Statement filed with the Securities and Exchange Commission on December 15, 1998, filed as
Exhibit 2.1 hereto and hereby incorporated by reference herein. Further information regarding the sale is included in the Company's press release, filed as Exhibit 99.1 and incorporated herein by reference.

ITEM 5. OTHER EVENTS.

     The Company's common stock, $.01 per value, is quoted on the Nasdaq SmallCap Stock Market under the symbol "Vale". On January 7, 1999, the Nasdaq Listing Qualifications staff notified the Company that the staff had determined to delist the Company's common stock from trading on The Nasdaq SmallCap Stock Market as a result of the sale of substantially all of the Company's operating assets, citing the staff's concern regarding the potential abuses to which "shell" corporations may be subject. In accordance with the staff's letter, the Company's common stock will be suspended from trading effective with the opening of business on January 14, 1999.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements.

          Not  Applicable.

     (b)  Unaudited Pro Forma Consolidated Financial Information.

     Set forth below are the following unaudited pro forma consolidated financial statements:

     1.   Introduction to Consolidated Pro Forma Financial Statements.

     2. Pro Forma Consolidated Income Statement for the Year Ended June 30, 1998 and the Six Months Ended September 30, 1998.

     3.   Pro Forma Consolidated Balance Sheet as of September 30, 1998.


                    UNAUDITED PRO FORMA FINANCIAL INFORMATION

     The following pro forma consolidated balance sheet of the Company as of September 30, 1998, and the pro forma consolidated income statement for the three months then ended, and the pro forma consolidated income statement for the year ended June 30, 1998, give effect to the sale of substantially all of the assets, except cash, of the Company for approximately $29.8 million in cash and the assumption of certain liabilities. In connection with the sale, the pro forma financial statements also give effect to the Company's intention to pay an initial distribution of $2.13 per share for a total of approximately $16.8 million (which amount includes approximately $1.0 million of first quarter income earned) on a pro rata basis.

     The following pro forma unaudited consolidated balance sheet as of September 30, 1998, reflects the sale as if it occurred on that date, and the consolidated income statements for the three months ended September 30, 1998 and the year ended June 30, 1998 each reflect the transaction as if it were consummated at the beginning of the respective periods presented.

     The Company expects to maintain its corporate existence for at least three years following the sale during which time it will collect portions of the escrowed funds and will incur administrative expenses. The pro forma unaudited financial information is not necessarily indicative of what the actual financial position of the Company would have been had the sale occurred at September 30, 1998 or the results of operations had the transaction occurred at the beginning of the three months ended September 30, 1998, or the year ended June 30, 1998 nor does it purport to represent the future financial position or results of operations of the Company.

     The pro forma financial information should be read in conjunction with the Company's Form 10-K, as amended, for the year ended June 30, 1998 and Form 10-Q for the quarter ended September 30, 1998 as filed with the Securities and Exchange Commission.

                               VALLEY SYSTEM, INC.
                     PRO FORMA CONSOLIDATED INCOME STATEMENT
                        FOR THE YEAR ENDED JUNE 30, 1998



                             Historical     Adjustments      Pro Form
                             Year ended     to record sale   as adjusted
                             June 30, 1998
                             ____________   ______________   __________

Sales                        $24,431,3855   $(24,431,385)    $

Cost of sales                  15,391,490    (15,391,490)           --
                             ____________   _____________    __________

     Gross profit               9,039,895     (9,039,895)           --

Selling, general and
  administrative expenses       7,144,739     (7,032,739)[6]   112,000 [6]

Interest expense                  593,127       (593,127)           --
                             ____________   _____________    __________

Income (loss) from operations
  before income taxes           1,302,029     (1,414,029)     (112,000)

Income taxes                           --        (44,000)      (44,000)
                             ____________   _____________    __________

     Net income (loss)       $  1,302,029   $ (1,370,029)    $ (68,000)
                             ============   =============    ==========

Earnings per share:

Net earnings per common share
  - basic                    $       0.12   $      (0.13)    $    (.01)
                             ============   =============    ==========

Net earnings per common share
  - assuming dilution        $       0.12   $      (0.13)    $    (.01)
                             ============   =============    ==========

                              VALLEY SYSTEMS, INC.
                     PRO FORMA CONSOLIDATED INCOME STATEMENT
                  FOR THE THREE MONTHS ENDED SEPTEMBER 30, 1998

                                     Unaudited
                                  Historical Three  Adjustments
                                  months ended       to record   Pro Forma, as
                                September 30, 1998    sale         adjusted
                                __________________  ___________  _____________

Sales                                 $7,597,337   $(7,597,337)   $       --

Cost of sales                          4,643,927    (4,643,927)           --
                                      __________   ____________   __________

  Gross profit                         2,953,410    (2,953,410)           --

Selling, general and administrative
  expenses                             1,785,594    (1,757,594)[6]    28,000[6]

Interest expense                         140,532      (140,532)           --
                                      __________   ____________   __________

Income (loss) from operations before
  income taxes                         1,027,284    (1,055,284)     (28,000)

Income taxes                                  --       (11,000)     (11,000)
                                      __________   ____________   __________

     Net income (loss)                $1,027,284   $(1,044,284)   $ (17,000)
                                      ==========   ============   ==========

Earnings per share:

Net earnings per common share -
  basic                               $     0.12   $     (0.12)   $      .00
                                      ==========   ============   ==========

Net earnings per common share -
  assuming dilution                   $     0.12   $     (0.12)   $      .00
                                      ==========   ============   ==========

                              VALLEY SYSTEMS, INC.
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 1998

                                          Unaudited
                                          Historical
                                          September         Adjustments          Actions taken       Pro Forma,
                                          30, 1998          to record sale       after sale          as adjusted
                                          __________        ______________       _____________       ____________

ASSETS

Current assets:
     Cash                                 $       48,916    $   26,731,805 [1]   $  (1,190,000) [3]  $    3,200,711
                                                                   (48,916)[1]      (5,500,000) [4]
                                                                                   (16,841,094) [5]

     Accounts receivable                       7,163,059       (7,163,059) [1]                                   --
     Prepaid supplies                            550,833         (550,833) [1]                                   --
     Prepaid expenses                            265,064         (265,064) [1]                                   --
                                            ____________     _____________        _____________       _____________
        Total current assets                   8,027,872       18,703,933          (23,531,094)           3,200,711


Property and equipment, net                    9,794,261       (9,794,261) [1]                                   --
Intangible assets                                376,750         (376,750) [1]
Escrow deposits                                                 4,000,000  [1]                            4,000,000
                                           _____________     _____________        _____________       _____________
        Total assets                      $   18,198,883    $  12,532,922        $ (23,531,094)      $    7,200,711
                                           =============     =============        =============       =============


LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
     Accounts payable                     $      722,304    $    (722,304) [1]                       $           --
     Accrued expenses                          1,756,807       (1,756,807) [1]      (1,190,000) [3]              --
                                                                1,190,000  [1]
     Current portion of long-term debt           845,425         (845,425) [1]                                   --
     Income tax payable                               --        2,822,871  [2]                            2,822,871
                                           _____________     _____________        _____________       _____________
        Total current liabilities              3,324,536          688,335           (1,190,000)           2,822,871

Long-term debt                                 8,589,720       (8,589,720) [1]                                   --

Commitments and contingencies
Stockholders' Equity:
     Preferred stock                               5,500                                (5,500) [4]              --
     Common stock                                 85,121                                                     85,121
     Paid-in capital                          26,786,040                            (5,494,500) [4]       4,975,727
                                                                                   (16,315,813) [5]
     Accumulated deficit                    (19,909,026)       23,257,178  [1]        (525,281) [5]              --
     Treasury stock - at cost                  (683,008)       (2,822,871) [2]                             (683,008)
                                            ____________     _____________        _____________       _____________
                                               6,284,627       20,434,307          (22,341,094)           4,377,840
                                            ____________     _____________        _____________       _____________
      Total liabilities and stockholders' $   18,198,883    $  12,532,922        $ (23,531,094)      $    7,200,711
      equity                                ============     =============        =============       =============

                              VALLEY SYSTEMS, INC.
                        NOTES TO PRO FORMA BALANCE SHEET
               AS OF SEPTEMBER 30, 1998 AND NOTES TO THE PRO FORMA
               CONSOLIDATED INCOME STATEMENT FOR THE THREE MONTHS
            ENDED SEPTEMBER 30, 1998 AND THE YEAR ENDED JUNE 30, 1998



     [1] Adjustment to reflect the sale of substantially all of the assets of the Company and assumption of substantially all of the Company's liabilities by HydroChem Industrial Services, Inc. for $29.8 million. The purchase price has been adjusted for the change in net assets from June 30, 1998 to September 30, 1998. Expected expenses of the sale, and other non-recurring items in connection with the transaction are as follows:

                  Legal fees                          $  400,000
                  Accounting and auditing fees            60,000
                  Severance pay                          160,000
                  Termination of stock options           570,000
                                                       _________
                                             Total    $1,190,000

     [2]  To reflect income taxes on the sale.

     [3]  To reflect payment of liabilities not assumed as part of the sale.

     [4]  To reflect redemption of the Series C Preferred Stock.

     [5] To reflect a distribution of $2.13 per share to owners of common stock.

     [6] Reflects estimated administrative expenses that will continue until the Company is dissolved.

     (c)  Exhibits.


EXHIBIT
NUMBER    DESCRIPTION

2.1 Second Amended and Restated Asset Purchase Agreement, dated as of September 8, 1998, among the Company, Valley Systems of Ohio, Inc. and HydroChem Industrial Services, Inc. (Incorporated herein by reference to Appendix A of the Registrant's Definitive Information Statement filed with the Securities and Exchange Commission on December 15, 1998.)

99.1      Press Release

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           VALLEY SYSTEMS, INC.



Date:  January __, 1999                    By: /s/    Ed Strickland
                                                      ---------------------
                                                      Ed Strickland
                                                      President and Chief
                                                      Executive Officer

                                  EXHIBIT INDEX


EXHIBIT
NUMBER    DESCRIPTION

2.1 Second Amended and Restated Asset Purchase Agreement, dated as of September 8, 1998, among the Company, Valley Systems of Ohio, Inc. and HydroChem Industrial Services, Inc. (Incorporated herein by reference to Appendix A of the Registrant's Definitive Information Statement filed with the Securities and Exchange Commission on December 15, 1998.)

99.1      Press Release